Exhibit 4.1

                                                                EXECUTION COPY



===============================================================================


                                   INDENTURE




                                    between


                          SSB AUTO LOAN TRUST 2002-1,
                                   as Issuer




                                      and




                                 BANK ONE, NA,
                             as Indenture Trustee




                                      and




                             JPMORGAN CHASE BANK,
                             as Bond Administrator


                          Dated as of October 1, 2002



===============================================================================


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                               TABLE OF CONTENTS

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                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.    Definitions...................................................................2

                                  ARTICLE II
                                   THE NOTES

Section 2.01.    Form.........................................................................10
Section 2.02.    Execution, Authentication and Delivery.......................................11
Section 2.03.    Temporary Notes..............................................................11
Section 2.04.    Registration; Registration of Transfer and Exchange..........................12
Section 2.05.    [Reserved]...................................................................14
Section 2.06.    Mutilated, Destroyed, Lost or Stolen Notes...................................14
Section 2.07.    Persons Deemed Owners........................................................15
Section 2.08.    Payment of Principal and Interest; Defaulted Interest........................15
Section 2.09.    Cancellation.................................................................16
Section 2.10.    Book-Entry Notes.............................................................16
Section 2.11.    Notices to Clearing Agency...................................................17
Section 2.12.    Definitive Notes.............................................................17
Section 2.13.    Tax Treatment................................................................18

                                  ARTICLE III
                                   COVENANTS

Section 3.01.    Payment of Principal and Interest............................................18
Section 3.02.    Maintenance of Office or Agency..............................................18
Section 3.03.    Money for Payments To Be Held in Trust.......................................19
Section 3.04.    Existence....................................................................20
Section 3.05.    Protection of Trust Estate...................................................20
Section 3.06.    Opinions as to Trust Estate..................................................21
Section 3.07.    Performance of Obligations; Servicing of Receivables.........................21
Section 3.08.    Negative Covenants...........................................................23
Section 3.09.    Annual Statement as to Compliance............................................23
Section 3.10.    Issuer May Consolidate, etc., Only on Certain Terms..........................23
Section 3.11.    Successor or Transferee......................................................25
Section 3.12.    No Other Business............................................................25
Section 3.13.    No Borrowing.................................................................25
Section 3.14.    Servicer's Obligations.......................................................25
Section 3.15.    Guarantees, Loans, Advances and Other Liabilities............................25
Section 3.16.    Capital Expenditures.........................................................26
Section 3.17.    Removal of Trust Administrator...............................................26


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                               TABLE OF CONTENTS


Section 3.18.    Restricted Payments..........................................................26
Section 3.19.    Notice of Events of Default..................................................26
Section 3.20.    Further Instruments and Acts.................................................26
Section 3.21.    Perfection Representation....................................................26

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

Section 4.01.    Satisfaction and Discharge of Indenture......................................26
Section 4.02.    Application of Trust Money...................................................28
Section 4.03.    Repayment of Moneys Held by Paying Agent.....................................28
Section 4.04.    Release of Collateral........................................................28

                                   ARTICLE V
                                   REMEDIES

Section 5.01.    Events of Default............................................................28
Section 5.02.    Acceleration of Maturity; Rescission and Annulment...........................29
Section 5.03.    Collection of Indebtedness and Suits for Enforcement by
                 Indenture Trustee; Authority of the Controlling Party........................30
Section 5.04.    Remedies; Priorities.........................................................32
Section 5.05.    Optional Preservation of the Receivables.....................................35
Section 5.06.    Limitation of Suits..........................................................35
Section 5.07.    Unconditional Rights of Noteholders To Receive Principal and Interest........36
Section 5.08.    Restoration of Rights and Remedies...........................................36
Section 5.09.    Rights and Remedies Cumulative...............................................36
Section 5.10.    Delay or Omission Not a Waiver...............................................36
Section 5.11.    Control by Controlling Class.................................................36
Section 5.12.    Waiver of Past Defaults......................................................37
Section 5.13.    Undertaking for Costs........................................................37
Section 5.14.    Waiver of Stay or Extension Laws.............................................38
Section 5.15.    Action on Notes..............................................................38
Section 5.16.    Performance and Enforcement of Certain Obligations...........................38

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

Section 6.01.    Duties of Indenture Trustee..................................................39
Section 6.02.    Rights of Indenture Trustee..................................................40
Section 6.03.    Individual Rights of Indenture Trustee.......................................42
Section 6.04.    Indenture Trustee's Disclaimer...............................................42
Section 6.05.    Notice of Defaults...........................................................42
Section 6.06.    Reports by Indenture Trustee to Holders......................................42


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                               TABLE OF CONTENTS


Section 6.07.    Compensation and Indemnity...................................................42
Section 6.08.    Replacement of Indenture Trustee.............................................44
Section 6.09.    Successor Indenture Trustee by Merger........................................45
Section 6.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee............46
Section 6.11.    Eligibility; Disqualification................................................47
Section 6.12.    Preferential Collection of Claims Against Issuer.............................48
Section 6.13.    Waiver of Setoffs............................................................48

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

Section 7.01.    Issuer To Furnish Bond Administrator Names and Addresses of
                 Noteholders..................................................................48
Section 7.02.    Preservation of Information; Communications to Noteholders...................49
Section 7.03.    Reports by Issuer............................................................49
Section 7.04.    Reports by Indenture Trustee.................................................49

                                 ARTICLE VIII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01.    Collection of Money..........................................................50
Section 8.02.    Trust Accounts...............................................................50
Section 8.03.    General Provisions Regarding Accounts........................................51
Section 8.04.    Release of Trust Estate......................................................51
Section 8.05.    Opinion of Counsel...........................................................52

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

Section 9.01.    Supplemental Indentures Without Consent of Noteholders.......................52
Section 9.02.    Supplemental Indentures with Consent of Noteholders..........................53
Section 9.03.    Execution of Supplemental Indentures.........................................55
Section 9.04.    Effect of Supplemental Indenture.............................................55
Section 9.05.    Reference in Notes to Supplemental Indentures................................55
Section 9.06.    Conformity with Trust Indenture Act..........................................55

                                   ARTICLE X
                              REDEMPTION OF NOTES

Section 10.01.   Redemption...................................................................56
Section 10.02.   Form of Redemption Notice....................................................56
Section 10.03.   Notes Payable on Redemption Date.............................................57


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                               TABLE OF CONTENTS


                                  ARTICLE XI
                                 MISCELLANEOUS

Section 11.01.   Compliance Certificates and Opinions, etc....................................57
Section 11.02.   Form of Documents Delivered to Indenture Trustee or the Bond
                 Administrator................................................................58
Section 11.03.   Acts of Noteholders..........................................................59
Section 11.04.   Notices, etc., to Indenture Trustee, Bond Administrator, Issuer
                 and Rating Agencies..........................................................60
Section 11.05.   Notices to Noteholders; Waiver...............................................60
Section 11.06.   Effect of Headings and Table of Contents.....................................61
Section 11.07.   Successors and Assigns.......................................................61
Section 11.08.   Separability.................................................................61
Section 11.09.   Benefits of Indenture........................................................61
Section 11.10.   Legal Holidays...............................................................61
Section 11.11.   GOVERNING LAW................................................................61
Section 11.12.   Counterparts.................................................................62
Section 11.13.   Recording of Indenture.......................................................62
Section 11.14.   Trust Obligation.............................................................62
Section 11.15.   No Petition..................................................................62
Section 11.16.   Inspection...................................................................62
Section 11.17.   Conflict with Trust Indenture Act............................................63
Section 11.18.   Limitation of Liability......................................................63
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                               TABLE OF CONTENTS


SCHEDULE A        Schedule of Receivables
SCHEDULE B        Perfection Representation
EXHIBIT A-1       Form of Class A-1 Note
EXHIBIT A-2       Form of Class A-2 Note
EXHIBIT A-3       Form of Class A-3 Note
EXHIBIT A-4       Form of Class A-4 Note
EXHIBIT B         Form of Class B Note
EXHIBIT C         Form of Class C Note
EXHIBIT D         Form of Class D Note
EXHIBIT E         Form of Investment Letter


                                      v
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         THIS INDENTURE, dated as of October 1, 2002, is between SSB AUTO LOAN
TRUST 2002-1, a Delaware statutory trust (the "Issuer"), BANK ONE, NA, a national banking association, as trustee and not in its individual capacity (the "Indenture Trustee") and JPMORGAN CHASE BANK, as bond administrator (the "Bond Administrator").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's 1.65875% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), 1.83% Asset Backed Notes, Class A-2 (the "Class A-2 Notes"), 2.37% Asset Backed Notes, Class A-3 (the "Class A-3 Notes"), 2.89% Asset Backed Notes, Class A-4 (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Class A Notes"), 3.24% Asset Backed Notes, Class B (the "Class B Notes"), 4.13% Asset Backed Notes, Class C (the "Class C Notes") and 8.00% Asset Backed Notes, Class D (the "Class D Notes" and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes"):

                                GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to (a) the Receivables, and all rights, benefits, obligations and proceeds arising therefrom or in connection therewith, including the right to all moneys received thereon after the Cutoff Date; (b) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Issuer in such Financed Vehicles; (c) any Liquidation Proceeds and all rights of the Issuer to proceeds of all Insurance Policies covering any Financed Vehicles or Obligors; (d) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Depositor, the Seller, the Servicer, or the Issuer; (e) all rights under any Service Contracts on the related Financed Vehicles; (f) the proceeds from any Servicer's errors and omissions protection policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Financed Vehicle; (g) all documents and other items contained in the Receivable Files; (h) all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including all income thereon); (i) the Issuer's rights and benefits, but none of its obligations, under the Sale and Servicing Agreement including the representations and warranties and the cure and repurchase obligations of the Seller set forth therein (including the Issuer's right to cause the Seller to repurchase Receivables from the Issuer under the circumstances described therein); (j) all of the Issuer's rights and benefits under the Receivables Purchase Agreement, including the representations and warranties and the cure and repurchase obligations of the Seller under the Receivables Purchase Agreement; and (k) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").


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         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture is a security agreement within the meaning of the UCC.

         The Indenture Trustee, on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture and the other Basic Documents to which the Indenture Trustee is a party in accordance with the terms of this Indenture and the other Basic Documents to which the Indenture Trustee is a party to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                  ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.     Definitions.

              (a) Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Act" has the meaning specified in Section 11.03(a).

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and the Bond Administrator on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Trust Administration Agreement is in effect, any Responsible Officer of the Trust Administrator.

         "Bond Administrator" means JPMorgan Chase Bank, or any successor Bond Administrator as herein appointed.

         "Book-Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, the city or cities in which the Servicer is located or the cities in which the Corporate Trust Offices of the Indenture Trustee and the Bond


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Administrator are located, are authorized or obligated by law or executive order to remain closed.

         "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit A to the Trust Agreement.

         "Class A Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a Class A-4 Note, as the context may require.

         "Class A-1 Notes" means the 1.65875% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1.

         "Class A-1 Rate" means 1.65875% per annum, computed on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

         "Class A-2 Notes" means the 1.83% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2.

         "Class A-2 Rate" means a 1.83% per annum computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-3 Notes" means the 2.37% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3.

         "Class A-3 Rate" means 2.37% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class A-4 Notes" means the 2.89% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4.

         "Class A-4 Rate" means 2.89% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class B Notes" means the 3.24% Asset Backed Notes, Class B, substantially in the form of Exhibit B.

         "Class B Rate" means 3.24% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class C Notes" means the 4.13% Asset Backed Notes, Class C, substantially in the form of Exhibit C.

         "Class C Rate" means 4.13% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Class D Notes" means the 8.00% Asset Backed Notes, Class D, substantially in the form of Exhibit D.


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         "Class D Rate" means 8.00% per annum, computed on the basis of a
360-day year consisting of twelve 30-day months.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means November 12, 2002.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in the Granting Clause of this Indenture.

         "Controlling Class" means (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the Class B Notes, (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes, and (iv) if the Class A Notes, the Class B Notes and the Class C Notes have been paid in full, the Class D Notes.

         "Controlling Party" means the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders of the Controlling Class or, if the Notes have been paid in full, the Owner Trustee acting at the direction of at least a majority in aggregate principal amount of the Certificateholders.

         "Corporate Trust Office" means (a) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business is administered, which office at the date of execution of this Agreement is located at Bank One, NA, 1111 Polaris Parkway, Suite 1K, Columbus, Ohio 43240 (facsimile number 614-248-5195); Attention: Global Corporate Trust Services, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, Bond Administrator and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders, Bond Administrator and the Issuer and (b) with respect to the Bond Administrator, the principal office of the Bond Administrator at which any particular time its corporate trust business is administered, which office at the date of execution of this Agreement is located at JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004 (Attention: Institutional Trust Services, SSB Auto Loan Trust 2002-1) (facsimile number 212-623-5930) or at such other address as the Bond Administrator may designate from time to time by notice to the Indenture Trustee, the Noteholders and the Issuer, or the principal corporate trust office of any successor Bond Administrator at the address designated by such successor Bond Administrator by notice to the Indenture Trustee, the Noteholders and the Issuer.

         "Custodian" means Systems & Services Technologies, Inc. and their successors in interest.


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         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" has the meaning specified in Section 2.10.

         "Depositor" means SSB Vehicle Securities Inc.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, the Controller or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" means a Person in whose name a Note is registered on the Note Register.

         "Indenture Trustee" means Bank One, NA, a national banking association, not in its individual capacity, but as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "Independent" means, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and


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such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Interest Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate or the Class D Rate, as the context may require.

         "Issuer" means SSB Auto Loan Trust 2002-1 until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee or the Bond Administrator, as specified in this Indenture.

         "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class A-4 Note, a Class B Note, a Class C Note or a Class D Note, as the context may require.

         "Note Depository Agreement" means the agreement dated November 12, 2002, among the Issuer, the Trust Administrator, the Bond Administrator and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes and the Certificates.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate or the Class D Rate, as applicable.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

         "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture Trustee or the Bond Administrator, as specified in this Indenture. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be an employee of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and the Bond Administrator, and which opinion or opinions shall be addressed to the Indenture Trustee and the Bond Administrator, shall comply with any applicable requirements of Section 11.01 and shall be in form and substance satisfactory to the Indenture Trustee.


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         "Outstanding" means, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

         Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

         Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

         Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee or the Note Registrar is presented that any such Notes are held by a bona fide purchaser;

         provided, however, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor on the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or the Note Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee or the Note Registrar, as the case may be, knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee or the Note Registrar, as the case may be, the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor on the Notes, the Seller or any Affiliate of any of the foregoing Persons.

         "Outstanding Amount" means, as of any date of determination and as to any Notes, the aggregate principal amount of such Notes Outstanding as of such date of determination and, as of any date of determination and as to any Certificates, the aggregate principal amount of such Certificates Outstanding as of such date of determination.

         "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

         "Paying Agent" means the Indenture Trustee, the Bond Administrator or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Collection Account, the Note Interest Distribution Account and the Principal Distribution Account, including payments of principal of or interest on the Notes on behalf of the Issuer. Initially, JPMorgan Chase Bank shall be the Paying Agent.

         "Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust or statutory trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.06 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Record Date" means, with respect to a Distribution Date or Redemption Date, the close of business on the day immediately preceding such Distribution Date or Redemption Date.

         "Redemption Date" means, as the context requires, in the case of a redemption of the Notes pursuant to Section 10.01, the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.01.

         "Redemption Price" means an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the applicable Note Rate plus interest on any overdue interest at the applicable Note Rate (to the extent lawful) for each Note being so redeemed to but excluding the Redemption Date.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Responsible Officer" means, with respect to the Indenture Trustee, the Bond Administrator, Trust Administrator or the Owner Trustee, as applicable, any officer within the Corporate Trust Office of the Indenture Trustee, the Bond Administrator or the Owner Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee, the Bond Administrator, the Trust Administrator or the Owner Trustee customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of this Indenture and the other Basic Documents and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of October 1, 2002, among the Issuer, the Depositor, the Seller, the Servicer, the Custodian, the Bond Administrator and the Indenture Trustee.

         "Schedule of Receivables" means the lists of Receivables set forth in Schedule A (which Schedule may be in the form of microfiche).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means Salomon Brothers Realty Corp., in its capacity as seller under the Receivables Purchase Agreement and the Sale and Servicing Agreement, and its successors in interest.

         "Servicer" means Systems & Services Technologies, Inc., in its capacity as servicer under the Sale and Servicing Agreement, and any Successor Servicer thereunder.

         "State" means any one of the 50 states of the United States of America, or the District of Columbia.

         "Successor Servicer" has the meaning specified in Section 3.07(f).

         "Trust Administration Agreement" means the Owner Trust Administration Agreement, dated as of October 1, 2002, among the Trust Administrator, the Issuer and the Indenture Trustee.

         "Trust Administrator" means JPMorgan Chase Bank, or any successor Trust Administrator under the Trust Administration Agreement.

         "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

         Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         Rules of Construction.  Unless the context otherwise requires:

         a term has the meaning assigned to it;

         an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         "or" is not exclusive;

         "including" means including without limitation;

         definitions are applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms; and
         any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

         Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                  ARTICLE II

                                   THE NOTES

         Section 2.01. Form. The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C, and Exhibit D are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Note Registrar shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $195,000,000, Class A-2 Notes for original issue in an aggregate principal amount of $243,000,000, Class A-3 Notes for original issue in an aggregate principal amount of $106,000,000, Class A-4 Notes for original issue in an aggregate principal amount of $73,746,000, Class B Notes for original use in a aggregate principal amount of $18,121,000, Class C Notes for original issue in an aggregate principal amount of $9,884,000 and Class D Notes for original issue in an aggregate original principal amount of $13,178,000. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes outstanding at any time may not exceed such respective amounts except as provided in Section 2.06.

         The Class A Notes, Class B Notes and Class C Notes shall be issuable as registered Notes in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof, except that one Class C Note may be issued in multiples of $1. The Class D Notes shall be issuable as registered Notes in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Note Registrar by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Note Registrar shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder.

Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Note Registrar shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         Section 2.04. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and the registration of transfers of Notes. The Bond Administrator initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Any Note Registrar appointed in accordance with this Section 2.04 may at any time resign by giving at least 30 days advance written notice of resignation to the Bond Administrator, the Indenture Trustee and the Issuer. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Bond Administrator is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Note Registrar shall authenticate and the Noteholder shall obtain from the Note Registrar, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Note Registrar, without having to verify that the requirements of 8-401(1) have been met, shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

         No sale, pledge or other transfer of a Class D Note shall be made unless such sale, pledge or other transfer is (I)(A) pursuant to an effective registration statement under the 1933 Act, (B) for so long as the Class D Notes are eligible for resale pursuant to Rule 144A under the 1933 Act to a Person the transferor reasonably believes after due inquiry is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (C) pursuant to another available exemption from the registration requirements of the 1933 Act, in accordance with any applicable securities laws of any State of the United States and any other relevant jurisdiction. The Depositor and the Bond Administrator may require an opinion of counsel to be delivered to it in connection with any transfer of the Class D Notes pursuant to clauses (I)(A) or (C) above.

         The Class D Notes shall bear legends stating that they have not been registered under the Securities Act and are subject to the restrictions on transfer described in this Section 2.04. Each transferee of a Class D Note that is a Book-Entry Note, by acceptance of such Note, shall be deemed to have accepted such Note subject to the restrictions on transferability set forth in the immediately preceding paragraph and in the typewritten Note representing such Book-Entry Note delivered to the Clearing Agency. A Class D Note in the form of a Definitive Note may not be transferred, directly or indirectly, to any Person, other than the Initial Purchaser, unless (A) the transferee of the Class D Note certifies in an investment letter, substantially in the form of Exhibit E attached hereto, to the Depositor and the Bond Administrator that such Person is a "qualified institutional buyer" (as defined in Rule 144A under the 1933 Act) or (B) the transferee of the Class D Note delivers to the Depositor and the Bond Administrator an opinion of counsel that such transfer is permitted pursuant to clause (I)(A) or (C) of the immediately preceding paragraph. Any opinions of counsel required in connection with a transfer shall be by counsel reasonably acceptable to the Depositor and the Bond Administrator.

         No transfer of a Note shall be made to any Person unless such Person has represented to the Depositor and the Bond Administrator that such transferee (a) is not a Plan, and is not acting on behalf of or investing the assets of a Plan or (b) is acquiring a Class A Note, Class B Note or Class C Note and is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to its acquisition and continued holding of such Class A Note, Class B Note or Class C Note. The preparation and delivery of the certificate referred to above shall not be an expense of the Indenture Trustee, the Bond Administrator, the Note Registrar or the Depositor but shall be borne by the transferee. Each transferee of a Book-Entry Note shall be deemed to make one of the foregoing representations. A Definitive Note may not be transferred, directly or indirectly, to any Person, other than the Initial Purchaser, unless the Depositor and the Bond Administrator have received a certificate (substantially in the form of Exhibit E hereto) from such transferee to the effect that such transferee (a) is not a Plan, and is not acting on behalf of or investing the assets of a Plan or (b) is acquiring a Class A Note, Class B Note or Class C Note and is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to its acquisition and continued holding of such Class A Note, Class B Note or Class C Note. The preparation and delivery of the certificate referred to above shall not be an expense of the Indenture Trustee, the Bond Administrator, the Note Registrar or the Depositor but shall be borne by the transferee.

         In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Issuer shall provide to any Holder of a Class D Note and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Class D Note to be made pursuant to Rule 144A. The Servicer, the Bond Administrator, the Note Registrar and the Indenture Trustee shall cooperate with the Issuer in providing the Issuer such information regarding the Class D Notes, the Trust Estate and other matters regarding the Issuer as the Issuer shall reasonably request to meet its obligations under the preceding sentence.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.05 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the transfer of Notes.

         Section 2.05. [Reserved].

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar such security or indemnity as may be required by it to hold the Issuer and the Note Registrar harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon an Issuer Order the Note Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Note Registrar shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Note Registrar in connection therewith.


         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.07. Persons Deemed Note Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any
Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any agent of the Issuer, the Note Registrar, the Bond Administrator, the Paying Agent or the Indenture Trustee shall be affected by notice to the contrary.

         Section 2.08. Payment of Principal and Interest; Defaulted Interest.

         (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes shall accrue interest at the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate, the Class B Rate, the Class C Rate and the Class D Rate, respectively, as set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01. Any installment of interest or principal payable on a Note that is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee; provided, however, that the final installment of principal payable with respect to such Note on a Distribution Date or on the related Final Scheduled Distribution Date (including the Redemption Price for any Note called for redemption pursuant to Section 10.01) shall be payable as provided in paragraph (b) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in Section 3.01 hereof and the forms of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes may be declared immediately due and payable, if not previously paid, in the manner provided in Section 5.02 on any date on which an Event of Default shall have occurred and be continuing by the Indenture Trustee or the Indenture Trustee acting at the direction of the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of each Class entitled thereto. Upon written notice thereof, the Bond Administrator shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects the final installment of principal of and interest on such Note to be paid. Such notice shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner on the next Distribution Date.

         Section 2.09. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly cancelled by the Note Registrar. The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Note Registrar in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Note Registrar.

         Section 2.10. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12.

Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:

              (i) the provisions of this Section shall be in full force and effect;

              (ii) the Note Registrar, the Bond Administrator and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

              (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

              (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

              (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes (or any Class thereof, including the Controlling Class), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Outstanding Amount of the Notes (or Class thereof, including the Controlling Class) and has delivered such instructions to the Indenture Trustee.

         Section 2.11. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

         Section 2.12. Definitive Notes. If (i) the Depositor advises the Indenture Trustee and the Bond Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Depositor, the Indenture Trustee or the Bond Administrator is unable to locate a qualified successor, (ii) the Depositor, at its sole option and with the consent of the Indenture Trustee and the Bond Administrator, elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a Servicer Termination Event, Note Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners, the Bond Administrator and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Note Registrar of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Note Registrar upon an Issuer Order shall authenticate the Definitive Notes in accordance with the written instructions of the Clearing Agency. None of the Issuer, the Note Registrar, Bond Administrator or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee, the Note Registrar and the Bond Administrator shall recognize the Holders of the Definitive Notes as Noteholders.

Section 2.13. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness.

                                 ARTICLE III

                                  COVENANTS

         Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02, on each Distribution Date, the Issuer will cause to be distributed all amounts deposited pursuant to the Sale and Servicing Agreement into the Note Interest Distribution Account and the Principal Distribution Account (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (v) for the benefit of the Class B Notes, to the Class B Noteholders, (vi) for the benefit of the Class C Notes, to the Class C Noteholders and (vii) for the benefit of the Class D Notes, to the Class D Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. Such office will initially be located at 4 New York Plaza, 6th Floor, New York, New York 10004. The Issuer will give prompt written notice to the Indenture Trustee and the Bond Administrator of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee and the Bond Administrator with the address thereof, such surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Bond Administrator, and the Issuer hereby appoints the Bond Administrator as its agent to receive all such surrenders, notices and demands.

         Section 3.03. Money for Payments To Be Held in Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Note Interest Distribution Account and the Principal Distribution Account shall be made on behalf of the Issuer by the Indenture Trustee, the Bond Administrator or by another Paying Agent, and no amounts so withdrawn from the Collection Account, the Note Interest Distribution Account or the Principal Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day preceding each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Interest Distribution Account and the Principal Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee or the Bond Administrator) shall promptly notify the Indenture Trustee and the Bond Administrator of its action or failure so to act.

         The Issuer will cause each Paying Agent (other than the Bond Administrator and the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Bond Administrator (and if the Indenture Trustee or the Bond Administrator acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

              (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

              (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor on the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

              (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

              (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

              (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         Any Bond Administrator appointed as a Paying Agent may at any time resign by giving at least 30 days advance written notice of resignation to the Indenture Trustee and the Issuer.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee or the Bond Administrator all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee or the Bond Administrator upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to Indenture Trustee or the Bond Administrator, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee, the Bond Administrator or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid upon Issuer Request to the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, the Bond Administrator or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, the Bond Administrator or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee or the Bond Administrator shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or the Bond Administrator or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         Section 3.05. Protection of Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

              (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

              (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

              (iii) enforce any of the Collateral; or

              (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         The Issuer hereby designates the Indenture Trustee, as its agent and attorney-in-fact, to execute upon an Issuer Order any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.

         Section 3.06. Opinions as to Trust Estate.

         (a) On the Closing Date, the Issuer shall cause to be furnished to the Indenture Trustee and the Bond Administrator an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before April 30, in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee, the Bond Administrator and the Rating Agencies an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

         Section 3.07. Performance of Obligations; Servicing of Receivables.

         (a) The Issuer will not take any action and will use its reasonable best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons acceptable to the Controlling Party and with notification to the Rating Agencies to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Trust Administrator to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of either the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of each Class of Notes, voting separately.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Bond Administrator and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

         (e) [Reserved]

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Bond Administrator thereof. As soon as a successor servicer (a "Successor Servicer") is appointed, the Issuer shall notify the Indenture Trustee and the Bond Administrator in writing of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (g) Without limitation of the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer hereby agrees (i) except to extent otherwise provided in any Basic Documents, that it will not, without the prior written consent of the Indenture Trustee acting at the direction of the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all Outstanding Notes. If the Indenture Trustee acting at the direction of such Holders agrees to any such amendment, modification, supplement or waiver, the Indenture Trustee agrees, promptly following a request by the Issuer to do so, to execute and deliver, at the Issuer's own expense, such agreements, instruments, consents and other documents as the Issuer may deem necessary or appropriate in the circumstances.

         Section 3.08. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

              (i) except as expressly permitted by this Indenture, the Receivables Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

              (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

              (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

         Section 3.09. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, the Bond Administrator and the Rating Agencies, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

              (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

              (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.10. Issuer May Consolidate, etc., Only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

              (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

              (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

              (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

              (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Bond Administrator) to the effect that such transaction will not have any material adverse federal tax consequence to the Issuer, any Noteholder or any Certificateholder;

              (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

              (vi) the Issuer shall have delivered to the Indenture Trustee and the Bond Administrator an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act) in all material respects.

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

              (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Bond Administrator, in form satisfactory to the Indenture Trustee and the Bond Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or, if a group of Persons, one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

              (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

              (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

              (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Bond Administrator) to the effect that such transaction will not have any material adverse federal tax consequence to the Issuer, any Noteholder or any Certificateholder;

              (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

              (vi) the Issuer shall have delivered to the Indenture Trustee and the Bond Administrator an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act) in all material respects.

         Section 3.11. Successor or Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), SSB Auto Loan Trust 2002-1 will be released from every covenant and agreement of this Indenture to be observed by or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that SSB Auto Loan Trust 2002-1 is to be so released.

         Section 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and any activities incidental thereto. The Issuer shall not fund the purchase of any receivables other than the Receivables.

         Section 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with Sections 4.09, 4.10, 4.11 and Article VII of the Sale and Servicing Agreement.

         Section 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Trust Agreement, the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any Person.

         Section 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.17. Removal of Trust Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Trust Administrator unless the Rating Agency Condition shall have been satisfied in connection with such removal and the Indenture Trustee receives written notice of the foregoing and consents thereto.

         Section 3.18. Restricted Payments. Except with respect to the proceeds from issuance of the Notes, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture or the Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Note Interest Distribution Account, the Principal Distribution Account or the Collection Account except in accordance with this Indenture and the Basic Documents.

         Section 3.19. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Bond Administrator and the Rating Agencies prompt written notice of each Event of Default hereunder, and of each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

         Section 3.20. Further Instruments and Acts. Upon request of the Indenture Trustee or the Bond Administrator, the Issuer will execute and deliver such further instruments and so such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.21. Perfection Representation. The Issuer further makes all the representations, warranties and covenants set forth in Schedule B.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.11, 3.12, 3.13, 3.15, 3.16 and 3.18, (v) the
rights, obligations and immunities of the Indenture Trustee, the Note Registrar, the Paying Agent and the Bond Administrator hereunder

(including the rights of the Indenture Trustee, the Note Registrar the Paying Agent and the Bond Administrator under Section 6.07 and the obligations set forth in Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee or the Bond Administrator for the benefit of the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                 (A) either:

                   (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.06 and (ii) Notes for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Note Registrar for cancellation; or

                   (2) all Notes not theretofore delivered to the Note Registrar for cancellation

                        a. have become due and payable,

                        b. will become due and payable at the Class D Final
              Scheduled Distribution Date within one year or

                        c. are to be called for redemption within one year
              under arrangements satisfactory to the Bond Administrator for the giving of notice of redemption by the Indenture Trustee or the Bond Administrator in the name, and at the expense, of the Issuer;

         and the Issuer, in the case of a, b, or c above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee or the Bond Administrator cash or direct obligations of or obligations guaranteed by the United States of America (that will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

                 (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer including, but not limited to, fees and expenses due to the Indenture Trustee and the Bond Administrator; and

                 (C) the Issuer has delivered to the Indenture Trustee and the Bond Administrator an Officer's Certificate, an Opinion of Counsel and (if required by the TIA, the Indenture Trustee or the Bond Administrator) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
         Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 4.02. Application of Trust Money. All moneys deposited with the Bond Administrator pursuant to Section 4.01 hereof shall be held in trust and applied by it, on behalf of the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture to the payment, either directly or through any Paying Agent, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Bond Administrator, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or by law.

         Section 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee or the Bond Administrator under the provisions of this Indenture with respect to such Notes shall, upon written demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03; and thereupon, such Paying Agent shall be released from all further liability with respect to such moneys.

         Section 4.04. Release of Collateral. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt by it of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                                  ARTICLE V

                                   REMEDIES

         Section 5.01. Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) default in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable, and such default shall continue for a period of five days;

              (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable upon maturity;

              (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

              (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the ordering of the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

              (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

The Issuer shall promptly deliver to the Indenture Trustee (with a copy to the Bond Administrator) written notice in the form of an Officer's Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee may or the Indenture Trustee as directed in writing by the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class shall declare all the Notes to be then immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the Outstanding Amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable pursuant to the last paragraph of Section 5.06 of the Sale and Servicing Agreement.

         (b) [Reserved].

         (c) [Reserved].

         (d) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the

Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class, by written notice to the Issuer, the Bond Administrator and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

              (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                 A. all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                 B. all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, the Bond Administrator and its agents and counsel and the reasonable compensation, expenses and disbursements of the Owner Trustee and its agents and counsel; and

              (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee; Authority of the Controlling Party.

         (a) The Issuer covenants that if (i) a default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five Business Days or, (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the entire amount then due and payable on such Notes in respect of principal and interest, with interest on the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the related Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents (including, without limitation, the Bond Administrator) and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on such Notes and collect in the manner provided by law out of the Trust Estate or the property of any other obligor on such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion or shall at the directions of the Holders of at least a majority of the Outstanding Amount of the Notes proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Indenture Trustee at the direction of the Holders of at least a majority of the Outstanding Amount of the Notes shall reasonably deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable Proceedings relative to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

              (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of reasonable out-of-pocket expenses and liabilities incurred, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

              (ii) unless prohibited by applicable law or regulation, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or a Person performing similar functions in any such Proceedings;

              (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

              (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors or its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred by the

Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04. Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.06):

              (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor on such Notes moneys adjudged due;

              (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

              (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

              (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

         provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless, (I) with respect to any Event of Default described in Section 5.01(iv) and (v), (A) the Holders of 100% of the Outstanding Amount of the Controlling Class consent thereto, or (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid on such Notes in respect of principal and interest, or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of at least two thirds of the Outstanding Amount of the Controlling Class or (II) with respect to an Event of Default described in Section 5.01(iii), (A) the Noteholders of all Outstanding Notes and the Certificateholders of all Outstanding Certificates consent thereto; or (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes and Outstanding Certificates.

         In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, at the Issuer's expense and paid pursuant to Section 6.07, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it, or the Bond Administrator on its behalf, shall pay out the money or property in the following order:

                  FIRST: to the Indenture Trustee, the Bond Administrator, the Paying Agent and the Note Registrar for amounts due under
                  Section 6.07, and to the Servicer and the Owner Trustee the amounts due under Sections 5.06(b)(i) and Section 5.06(b)(iii) respectively of the Sale and Servicing Agreement;

                  SECOND: to the Class A Noteholders for amounts due and unpaid on the Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest (including any premium);

                  THIRD: to Holders of the Class A-1 Notes for amounts due and unpaid on the Class A-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes in respect of principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

                  FOURTH: to Holders of the Class A-2 Notes for amounts due and unpaid on the Class A-2 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes in respect of principal, until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

                  FIFTH: to Holders of the Class A-3 Notes for amounts due and unpaid on the Class A-3 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-3 Notes in respect of principal, until the Outstanding Amount of the Class A-3 Notes is reduced to zero;

                  SIXTH: to Holders of the Class A-4 Notes for amounts due and unpaid on the Class A-4 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-4 Notes in respect of principal, until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

                  SEVENTH: to the Class B Noteholders for amounts due and unpaid on the Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest (including any premium);

                  EIGHTH: to Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the Outstanding Amount of the Class B Notes is reduced to zero;

                  NINTH: to the Class C Noteholders for amounts due and unpaid on the Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of interest (including any premium);

                  TENTH: to Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of principal, until the Outstanding Amount of the Class C Notes is reduced to zero;

                  ELEVENTH: to the Class D Noteholders for amounts due and unpaid on the Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of interest (including any premium);

                  TWELFTH: to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of principal, until the Outstanding Amount of the Class D Notes is reduced to zero; and

                  THIRTEENTH: any excess amounts remaining after making the payments described in clauses first through twelfth above, to be applied pursuant to Section 5.06(b) of the Sale and Servicing Agreement to the extent that any amounts payable thereunder have not been previously paid pursuant to clauses first through twelfth above.

The Indenture Trustee, or the Bond Administrator on behalf of the Indenture Trustee, may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder, the Bond Administrator and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05. Optional Preservation of the Receivables. If the Indenture Trustee is the Controlling Party and the Notes have been declared to be due and payable under Section 5.02 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether or not to maintain possession of the Trust Estate, the Indenture Trustee may, at the expense of the Issuer and paid pursuant to
Section 6.07, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (ii) the Holders of not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

              (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities that may be incurred in complying with such request;

              (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

              (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Controlling Class.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes pursuant to this Section, each representing less than a majority of the Outstanding Amount of the Controlling Class, the Indenture Trustee shall act at the direction of the group representing the greater percentage of the Outstanding Amount of Notes and if there is no such group then in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or the Noteholders, as the case may be.

         Section 5.11. Control by Controlling Class. If the Indenture Trustee is the Controlling Party, the Holders of a majority of the Outstanding Amount of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

              (i) such direction shall not be in conflict with any rule of law or with this Indenture;

              (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Controlling Class;

              (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any written direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Controlling Class to sell or liquidate the Trust Estate shall be of no force and effect; and

              (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Outstanding Amount of the Controlling Class may, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes (or, in the case of a right or remedy under this

Indenture which is instituted by the Controlling Class, more than 10% of the Controlling Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.16. Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement, as applicable, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement or the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement or the Receivables Purchase Agreement; provided, however, nothing herein shall in any way impose on the Indenture Trustee the duty to monitor the performance of the Seller or the Servicer of any of their liabilities, duties or obligations under any Basic Document.

         (b) If an Event of Default has occurred, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than a majority of the Outstanding Amount of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement and the Receivables Purchase Agreement including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement and the Receivables Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI

               THE INDENTURE TRUSTEE AND THE BOND ADMINISTRATOR

         Section 6.01. Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

              (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

              (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon the face value of the certificates, reports, resolutions, documents, orders, opinions or other instruments furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Indenture Trustee shall notify the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (i) this paragraph does not limit the effect of paragraph (b) of this Section;

              (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

              (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of this Indenture or any other Basic Document.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

         (e) The Indenture Trustee shall not be liable for indebtedness evidenced by or arising under any of the Basic Documents, including principal of or interest on the Notes, or interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to advance, expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         (i) In no event shall the Indenture Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Bond Administrator or any other party under the Sale and Servicing Agreement.

         (j) The Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund.

         For purposes of this Section 6.01 and Section 8.03(c), the Indenture Trustee, or a Responsible Officer thereof, shall be charged with actual knowledge of any default or an Event of Default if a Responsible Officer actually knows of such default or Event of Default or the Indenture Trustee receives written notice of such default or Event of Default from the Issuer, the Servicer or Noteholders owning Notes aggregating not less than 10% of the Outstanding Amount of the Notes. Notwithstanding the foregoing, the Indenture Trustee shall not be required to take notice and in the absence of such actual notice and knowledge, the Indenture Trustee may conclusively assume that there is no such default or Event of Default.

         Section 6.02. Rights of Indenture Trustee and the Bond Administrator.

         (a) The Indenture Trustee may conclusively rely on the face value of any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel from the appropriate party. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel from the appropriate party. The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or in any Basic Document shall not be construed as a duty of the Indenture Trustee and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such discretionary act.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Indenture Trustee with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult, at the Issuer's expense, with counsel and the written advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) In the event that the Indenture Trustee is also acting as Paying Agent, Note Registrar or collateral agent, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall be afforded to such Paying Agent, Note Registrar or collateral agent.

         (g) The Bond Administrator shall be afforded the rights, indemnities and protections afforded to the Indenture Trustee pursuant to this Article VI and in the event that the Bond Administrator is also acting as Paying Agent, Note Registrar or collateral agent, the rights, indemnities and protections afforded to the Indenture Trustee pursuant to Article VI shall be afforded to such Paying Agent, Note Registrar or collateral agent. The Bond Administrator undertakes only to perform such duties and only such duties as are specifically set forth in the Basic Documents and no implied covenants or obligations shall be read into the Basic Documents against the Bond Administrator.

         (h) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

         (i) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         (j) The Indenture Trustee shall not be required to give any bond or surety in respect of the powers granted hereunder.

         (k) The rights of the Indenture Trustee under this Indenture set forth in subsections (a), (b), (c), (d), (e) and (i) of this Section 6.02 shall also apply to the Indenture Trustee under each other Basic Document to which the Indenture Trustee is a party.

         Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Bond Administrator, Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04. Disclaimer of Indenture Trustee and Bond Administrator. Neither the Indenture Trustee nor the Bond Administrator shall be responsible for and makes any representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, nor shall either the Indenture Trustee or the Bond Administrator be accountable for the Issuer's use of the proceeds from the Notes, and neither the Indenture Trustee nor the Bond Administrator shall be responsible for any statement of the Issuer in the Indenture, any Basic Document or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.05. Notice of Defaults. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 30 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         Section 6.06. Reports by Bond Administrator to Holders. The Bond Administrator shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

         Section 6.07. Compensation and Indemnity.

         (a) The Issuer shall cause the payment to be made to the Indenture Trustee from time to time reasonable compensation for its services to the extent of and in the priority set forth in Section 5.06(b)(ii) of the Sale and Servicing Agreement and as outlined in the fee letter from the Bond Administrator to Salomon Brothers Realty Corp. dated May 23, 2002. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause reimbursement to be made to the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services, out of the Trust to the extent of and in accordance with the priority in Section 5.06(b)(xi) of the Sale and Servicing Agreement. Such expenses shall include the reasonable out-of-pocket compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder or any other Basic Document to which the Indenture Trustee is a party out of the Trust to the extent of and in accordance with the priority in Section 5.06(b)(xi) of the Sales and Servicing Agreement. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder if no prejudice to the Issuer shall have resulted from such failure. The Issuer will not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations and indemnities to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         (b) The Issuer shall cause the payment to be made to the Bond Administrator from time to time reasonable compensation for its services to the extent of and in the priority set forth in Section 5.06(b)(ii) of the Sale and Servicing Agreement and as outlined in the fee letter from the Bond Administrator to Salomon Brothers Realty Corp. dated May 23, 2002. The Issuer shall cause reimbursement to be made to the Bond Administrator for all reasonable out-of-pocket expenses incurred or made by it, in addition to the compensation for its services, out of the Trust to the extent of and in accordance with the priority in Section 5.06(b)(xi) of the Sale and Servicing Agreement. Such expenses shall include the reasonable out-of-pocket compensation and expenses, disbursements and advances of the Bond Administrator's agents, counsel, accountants and experts. The Issuer shall indemnify the Bond Administrator against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the performance of its duties hereunder or any other Basic Document to which the Bond Administrator is a party out of the Trust to the extent of and in accordance with the priority in Section 5.06(b)(xi) of the Sales and Servicing Agreement. The Bond Administrator shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Bond Administrator to so notify the Issuer shall not relieve the Issuer of its obligations hereunder if no prejudice to the Issuer shall have resulted from such failure. The Issuer's payment obligations and indemnities to the Bond Administrator pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Bond Administrator. The Issuer will not reimburse any expense or indemnify against any loss, liability or expense incurred by the Bond Administrator through the Bond Administrator's own willful misconduct, negligence or bad faith.

         The Issuer's payment obligations and indemnities to the Bond Administrator pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Bond Administrator. When the Bond Administrator incurs expenses after the Bond Administrator is adjudged a bankrupt or insolvent or a receiver or other public officer takes charge of the Bond Administrator or its property, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.08. Replacement of Indenture Trustee or the Bond
Administrator.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.08(a). The Indenture Trustee may resign at any time by so notifying the Issuer and each Rating Agency. The Holders of a majority in Outstanding Amount of the Controlling Class may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

              (i) the Indenture Trustee fails to comply with Section 6.11;

              (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

              (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property;

              (iv) the Indenture Trustee otherwise becomes incapable of acting; or

              (v) the Indenture Trustee breaches any representation, warranty or covenant made by it under any Basic Document.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The retiring Indenture Trustee shall be paid all amounts owed to it upon its resignation or removal. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee. The retiring Indenture Trustee shall not be liable for the acts or omissions of any Successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Trust Administrator's obligations under
Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         (b) No resignation or removal of the Bond Administrator and no appointment of a successor Bond Administrator shall become effective until the acceptance of appointment by the successor Bond Administrator pursuant to this
Section 6.08(b). The Bond Administrator may resign at any time by so notifying the Issuer, the Indenture Trustee and each Rating Agency. The Holders of a majority in Outstanding Amount of the Controlling Class may remove the Bond Administrator by so notifying the Bond Administrator and the Indenture Trustee and may appoint a successor Bond Administrator. The Indenture Trustee shall remove the Bond Administrator if:

              (i) the Bond Administrator is adjudged a bankrupt or insolvent;

              (ii) a receiver or other public officer takes charge of the Bond Administrator or its property;

              (iii) the Bond Administrator otherwise becomes incapable of acting; or

              (iv) the Bond Administrator breaches any representation, warranty or covenant made by it under any Basic Document.

If the Bond Administrator resigns or is removed or if a vacancy exists in the office of Bond Administrator for any reason (the Bond Administrator in such event being referred to herein as the retiring Bond Administrator), the Indenture Trustee shall promptly appoint a successor Bond Administrator.

         A successor Bond Administrator shall deliver a written acceptance of its appointment to the retiring Bond Administrator, the Indenture Trustee and the Issuer. Thereupon the resignation or removal of the retiring Bond Administrator shall become effective, and the successor Bond Administrator shall have all the rights, powers and duties of the Bond Administrator under this Indenture. The retiring Bond Administrator shall be paid all amounts owed to it upon its resignation or removal. The retiring Bond Administrator shall promptly transfer all property held by it as Bond Administrator to the successor Bond Administrator. The retiring Bond Administrator shall not be liable for the acts or omissions of any successor Bond Administrator.

         If a successor Bond Administrator does not take office concurrently with the effective resignation or removal of the Bond Administrator, the Indenture Trustee will perform the duties of the Bond Administrator until a successor Bond Administrator takes office.

         Notwithstanding the replacement of the Bond Administrator pursuant to this Section, the Issuer's and the Trust Administrator's obligations under
Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.09. Successor Indenture Trustee or Bond Administrator by Merger.

         (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be qualified and eligible under Section 6.11.

         (b) If the Bond Administrator consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another banking corporation or association, the resulting, surviving or transferee banking association or corporation without any further act shall be the successor Bond Administrator; provided, that such banking corporation or banking association shall be an Eligible Institution.

         In the event that the Bond Administrator is also acting as the Note Registrar, then, in case at the time such successor or successors by merger, conversion or consolidation to the Note Registrar shall succeed to the obligations of the Note Registrar any of the Notes shall have been authenticated but not delivered, any such successor to the Note Registrar may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Note Registrar may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Note Registrar; and in all such cases such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Note Registrar shall have.

         Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

              (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

              (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.11. Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and the time deposits of the Indenture Trustee shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         (b) Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes, the Class C Notes and/or the Class D Notes in accordance with Section 6.08 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for each of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and
(iii) of TIA Section 310(b).

         (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

         Section 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.13. Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the other Basic Documents.

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Issuer To Furnish Bond Administrator Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Bond Administrator (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Bond Administrator may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Bond Administrator may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Bond Administrator is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02. Preservation of Information; Communications to
Noteholders.

         (a) The Bond Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Bond Administrator as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Bond Administrator in its capacity as Note Registrar. The Bond Administrator may destroy any list furnished to it as provided in such Section
7.01 upon receipt of a new list so furnished. The Bond Administrator shall make such list available to the Owner Trustee on written request, and to the Noteholders upon written request of three or more Noteholders or one or more Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee, the Bond Administrator and the Note Registrar shall have the protection of TIA ss. 312(c).

         Section 7.03. Reports by Issuer.

         (a) The Issuer shall:

              (i) file with the Indenture Trustee, within 15 days after the Issuer is required (if at all) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

              (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

              (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each March 31 beginning with March 31, 2002, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission so long as such filings are required by law or by rules or regulations promulgated by the Commission. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02. Trust Accounts.

         (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and, in the case of the Collection Account, the Certificateholders, the Trust Accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

         (b) The Issuer shall cause the Servicer to deposit all amounts received in respect of the Receivables (other than Purchased Receivables) in the Collection Account as provided in Section 5.02(c) of the Sale and Servicing Agreement. On or before each Distribution Date, all amounts required to be deposited in the Note Interest Distribution Account and the Principal Distribution Account with respect to the related Collection Period pursuant to
Section 5.06(b) of the Sale and Servicing Agreement will be transferred from the Collection Account to the Note Interest Distribution Account or the Principal Distribution Account, as applicable.

         (c) On each Distribution Date and Redemption Date, the Bond Administrator shall distribute, on behalf of the Indenture Trustee, all amounts on deposit in the Note Interest Distribution Account to the Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for interest in the amounts and in the order of priority set forth in Section 5.06(c) of the Sale and Servicing Agreement (except as otherwise provided in Section 5.04(b)).

         (d) On each Distribution Date and Redemption Date, the Bond Administrator shall distribute, on behalf of the Indenture Trustee, all amounts on deposit in the Principal Distribution Account to the Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal in the amounts and in the order of priority set forth in Section 5.06(d) of the Sale and Servicing Agreement (except as otherwise provided in Section 5.04(b)).

         Notwithstanding any other provision of this Article VIII, and subject to Section 5.04(b), (A) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) which has resulted in an acceleration of the Notes (or following the occurrence of any such event after an Event of Default specified in Section 5.01(iii) has occurred and the Notes have been accelerated), the Servicer shall instruct the Bond Administrator to transfer, on behalf of the Indenture Trustee, the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (iii) of the Sale and Servicing Agreement to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class A Notes to zero, or, if the Class A Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (v) of the Sale and Servicing Agreement to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero, or, if the Class A Notes and Class B Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (vii) of the Sale and Servicing Agreement to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class C Notes to zero, or, if the Class A Notes, Class B Notes and Class C Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (ix) of the Sale and Servicing Agreement to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class D Notes to zero, (B) following the occurrence and during the continuation of an Event of Default specified in Section 5.01(iii) of the Indenture, which has resulted in an acceleration of the Notes, the Servicer shall instruct the Indenture Trustee to transfer the funds on deposit in the Collection Account remaining after the application of clauses 5.06(b)(i) through (x) of the Sale and Servicing Agreement to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero, and (C) in the case of an event described in clause (A) or (B), the Holders of the Certificates will not receive any distributions until the principal amount and accrued interest on all the Notes has been paid in full.

         Section 8.03. General Provisions Regarding Accounts. The Bond Administrator shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Bond Administrator's failure to make payments on such Eligible Investments issued by the Bond Administrator, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         Section 8.04. Release of Trust Estate.


         (a) Subject to the payment of its fees and expenses pursuant to
Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee and the Bond Administrator pursuant to Section 6.07 have been paid in full, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt by it of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

         (c) The Issuer agrees, upon request by the Servicer and representation by the Servicer that it has complied with the procedure in
Section 9.01 of the Sale and Servicing Agreement, to render the Issuer Request to the Indenture Trustee in accordance with Section 4.04, and take such other actions as are required in that Section.

         Section 8.05. Opinion of Counsel. The Indenture Trustee shall receive at least seven days prior written notice when requested by the Issuer to take any action pursuant to Section 8.04(b), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies (with copy to the Indenture Trustee), the Issuer, the Bond Administrator and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more supplemental indentures hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the Bond Administrator, for any of the following purposes:

              (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

              (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

              (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

              (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

              (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

              (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

              (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

Each of the Bond Administrator and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer, the Bond Administrator and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder; provided further, that such action shall not be deemed to adversely affect in any material respect the interests of any Noteholder and no Opinion of Counsel to that effect shall be required if the person requesting such amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading, qualification or withdrawal of the ratings then assigned to the Notes.

         Section 9.02. Supplemental Indentures with Consent of Noteholders. The Issuer, the Bond Administrator and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer, the Bond Administrator and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

              (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

              (ii) reduce the percentage of the Outstanding Amount of the Notes or of the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

              (iii) modify or alter (x) the provisions of the proviso to the definition of the term "Outstanding" or (y) the definition of "Controlling Class";

              (iv) reduce the percentage of the Outstanding Amount of the Notes or of the Controlling Class required to direct the Indenture Trustee or Bond Administrator to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

              (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

              (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

              (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

Either the Indenture Trustee or the Bond Administrator may in its discretion or at the advice of counsel determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Neither the Indenture Trustee nor the Bond Administrator shall be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer, the Bond Administrator and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Bond Administrator shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Bond Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

              Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Bond Administrator shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Bond Administrator may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or the Bond Administrator's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Bond Administrator shall provide a fully executed copy of any supplemental indentures to this Indenture to each Rating Agency.

              Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Bond Administrator, the Paying Agent, the Note Registrar, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

              Section 9.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Note Registrar shall, bear a notation in form approved by the Note Registrar as to any matter provided for in such supplemental indenture. If the Issuer or the Note Registrar shall so determine, new Notes so modified as to conform, in the opinion of the Note Registrar and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Note Registrar in exchange for Outstanding Notes.

              Section 9.06. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                                  ARTICLE X

                              REDEMPTION OF NOTES

         Section 10.01. Redemption. The Outstanding Notes are subject to redemption in whole, but not in part, at the direction of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates pursuant to Section 9.01 of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer or such a Certificateholder exercises its option to purchase the Trust Estate pursuant to said Section 9.01, for a purchase price equal to the Redemption Price; provided, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Rating Agencies, the Bond Administrator and the Indenture Trustee notice of such redemption. If the Outstanding Notes are to be redeemed pursuant to this
Section 10.01, the Servicer or a Certificateholder evidencing 100% of the percentage interests in the Certificates, as applicable, shall furnish notice of such election to the Bond Administrator not later than 20 days prior to the Redemption Date and shall deposit the Business Day prior to the Redemption Date with the Bond Administrator in the Note Interest Distribution Account and the Principal Distribution Account, as applicable, the Redemption Price of the Notes to be redeemed, whereupon all such Outstanding Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with
Section 10.02 to each Holder of the Outstanding Notes.

         Section 10.02. Form of Redemption Notice. Notice of redemption under
Section 10.01 shall be given by the Bond Administrator by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Holder of Outstanding Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

         All notices of redemption shall state:

              (i) the Redemption Date;

              (ii) the Redemption Price;

              (iii) the place where such Outstanding Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02); and

              (iv) that interest on the Outstanding Notes shall cease to accrue on the Redemption Date.

Notice of redemption of the Outstanding Notes shall be given by the Bond Administrator in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03. Notes Payable on Redemption Date. The Outstanding Notes shall, following notice of redemption as required by Section 10.02 (in the case of redemption pursuant to Section 10.01), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee or the Bond Administrator, as the case may be, to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Bond Administrator (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

              (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Bond Administrator or the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Bond Administrator an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

              (ii) Whenever the Issuer is required to furnish to the Indenture Trustee or the Bond Administrator, as the case may be, an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Bond Administrator an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause
(i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

              (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Bond Administrator an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

              (iv) Other than with respect to the release of any Purchased Receivable, the Issuer is required to furnish to the Indenture Trustee or the Bond Administrator, as the case may be, an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Bond Administrator an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below, or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

              (v) Notwithstanding Section 4.04 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

         Section 11.02. Form of Documents Delivered to Indenture Trustee or the Bond Administrator. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee or the Bond Administrator, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's or the Bond Administrator's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 11.03. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.04. Notices, etc., to Indenture Trustee, Bond Administrator, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

              (i) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office; or

              (ii) the Bond Administrator by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Bond Administrator at its Corporate Trust Office; or

              (iii) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: SSB Auto Loan Trust 2002-1, in care of Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Trust Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         Section 11.06. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.07. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee and the Bond Administrator in this Indenture shall bind their respective successors, co-trustees and agents.

         Section 11.08. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.09. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto (including JPMorgan Chase Bank in its capacities as Note Registrar and Paying Agent) and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.10. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.11. Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.12. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.13. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at the expense of the Servicer accompanied by an Opinion of Counsel (which may be counsel to the Servicer or any other counsel reasonably acceptable to the Indenture Trustee and the Bond Administrator) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.14. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller, or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity). For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Article VI, VII and VIII of the Trust Agreement.

         Section 11.15. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         Section 11.16. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, and of the Bond Administrator during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Indenture Trustee and the Bond Administrator may only cause the books of the Issuer to be audited on an annual basis, unless there occurs an Event of Default hereunder. The Indenture

Trustee and the Bond Administrator shall, and shall each cause their respective representatives to, hold in confidence all such information except to the extent such information is publicly available or such disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Bond Administrator may reasonably determine with the advice of counsel and after consultation with the Issuer that such disclosure is consistent with its obligations hereunder.

         Section 11.17. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 11.18. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of SSB Auto Loan Trust 2002-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and
(d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

                                   * * * * *

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.


                          SSB AUTO LOAN TRUST 2002-1,

                          by:  WILMINGTON TRUST COMPANY,  not in its
                               individual capacity but solely as Owner Trustee,



                               by:  /s/ W. Chris Sponenberg
                                   --------------------------------------------
                                     Name:   W. Chris Sponenberg
                                     Title:  Vice President



                               BANK ONE, NA, not in its individual capacity but solely as Indenture Trustee,



                               by:  /s/ John J. Rothrock
                                   --------------------------------------------
                                    Name:   John J. Rothrock
                                    Title:  Authorized Signer



                               JPMORGAN CHASE BANK,
                               as Bond Administrator



                               by:  /s/ Jennifer H. Barab
                                   --------------------------------------------
                                    Name:   Jennifer H. Barab
                                    Title:  Vice President

STATE OF NEW YORK   }
                    }  ss.:
COUNTY OF NEW YORK  }


         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _________________, a _________________ of Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of SSB Auto Loan Trust 2002-1, a Delaware statutory trust (the "Trust") known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Trust, and that s/he executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of November,
2002.


                             --------------------------------------------------
                               Notary Public in and for the State of New York


My commission expires:



[Notarial Seal]

STATE OF OHIO     }
                  }  ss.:
COUNTY OF ______  }


         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of BANK ONE, NA, a national banking association, and that s/he executed the same as the act of said corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of November,
2002.


                            -------------------------------------------------
                                Notary Public in and for the State of Ohio


My commission expires:



[Notarial Seal]

STATE OF NEW YORK   }
                    }  ss.:
COUNTY OF NEW YORK  }


         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of JPMORGAN CHASE BANK, a New York banking corporation, and that s/he executed the same as the act of said corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of November,
2002.


                             -------------------------------------------------
                               Notary Public in and for the State of New York


My commission expires:



[Notarial Seal]

                                                                    SCHEDULE A



                            Schedule of Receivables



                     [On file with the Indenture Trustee]

                                                                    SCHEDULE B



                           Perfection Representation

         1. General. The Indenture creates a valid and continuing security interest (as defined in the UCC) in all of the Issuer's right, title and interest in and to the Receivables in favor of the Trustee which, (a) is enforceable upon execution of the Indenture against creditors of and purchasers from the Issuer as such enforceability may be limited by applicable debtor relief laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 3 below).

         2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. The Issuer has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

         3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Indenture, the Issuer owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

         4. Perfection. The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Receivables.

         5. Priority. Other than the security interests granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Indenture Trustee under the Indenture (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.

                                                                   EXHIBIT A-1



                           [FORM OF CLASS A-1 NOTE]



         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.




                                     A-1-1

REGISTERED        $                  1
                   ------------------

No. R-___                                                CUSIP NO. 78465M AA 3

                          SSB AUTO LOAN TRUST 2002-1

                     1.65875% ASSET BACKED NOTE, CLASS A-1

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ___________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $195,000,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of November 15, 2003 (the "Class A-1 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the prior Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to but excluding such Distribution Date. Interest will be computed on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

---------
1    Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


                                     A-1-2

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:  WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner
                                 Trustee under the Trust Agreement,



                                 By:
                                     ------------------------------------------
                                              Authorized Signatory



                                    A-1-3

                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                            By:
                                --------------------------------------------
                                            Authorized Signatory


                                    A-1-4

                           REVERSE OF CLASS A-1 NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.65875% Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-1 Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-1 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice


                                    A-1-5
mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).


                                    A-1-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and


                                    A-1-7
remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                    A-1-8

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       */
       -------------------             ----------------------------------------

                                       Signature Guaranteed:



                                                                             */
                                       ----------------------------------------



------------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within
         Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-1-9

                                                                   EXHIBIT A-2



                           [FORM OF CLASS A-2 NOTE]

         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.


                                    A-2-1

REGISTERED    $                    2
               --------------------

No. R-___                                                CUSIP NO. 78465M AB 1

                          SSB AUTO LOAN TRUST 2002-1

                      1.83% ASSET BACKED NOTE, CLASS A-2

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $243,000,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of September 15, 2005 (the "Class A-2 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class A-2 Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


---------
2   Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


                                    A-2-2

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:  WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner
                                 Trustee under the Trust Agreement,



                                 By:
                                     ------------------------------------------
                                                Authorized Signatory



                                    A-2-3

                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                                By:
                                    ------------------------------------------
                                               Authorized Signatory



                                    A-2-4

                           REVERSE OF CLASS A-2 NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 1.83% Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-2 Notes will be payable on each Distribution Date in an amount described on the face hereof only after the Class A-1 Notes are paid in full and have no Principal Balance. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-2 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice


                                     A-2-5
mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).


                                     A-2-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and


                                     A-2-7
remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                     A-2-8

                                  ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       */
       --------------------                  ----------------------------------

                                             Signature Guaranteed:



                                                                             */
                                             ----------------------------------



------------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-2-9

                                                                   EXHIBIT A-3


                           [FORM OF CLASS A-3 NOTE]

         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.



                                     A-3-1

REGISTERED   $                   3
              -------------------

No. R-_____                                             CUSIP NO. 78465M AC 9

                          SSB AUTO LOAN TRUST 2002-1

                      2.37% ASSET BACKED NOTE, CLASS A-3

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $106,000,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of September 15, 2006 (the "Class A-3 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class A-3 Notes shall be made until the Class A-1 Notes and the Class A-2 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

---------
3   Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


                                     A-3-2

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:    WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Trust Agreement,



                                   By:
                                       ---------------------------------------
                                                Authorized Signatory



                                     A-3-3

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                                    By:
                                        --------------------------------------
                                                  Authorized Signatory



                                     A-3-4

                           REVERSE OF CLASS A-3 NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.37% Asset Backed Notes, Class A-3 (herein called the "Class A-3 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-3 Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-3 Notes will be payable on each Distribution Date in an amount described on the face hereof only after the Class A-1 Notes and the Class A-2 Notes are paid in full and have no Principal Balance. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-3 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was


                                    A-3-5
the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class A-3 Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).


                                    A-3-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and


                                    A-3-7
remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                    A-3-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       */
       -------------------             ----------------------------------------

                                       Signature Guaranteed:



                                                                             */
                                       ----------------------------------------



------------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                     A-3-9

                                                                   EXHIBIT A-4



                           [FORM OF CLASS A-4 NOTE]

         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.





                                     A-4-1

REGISTERED     $                    4
                --------------------

No. R-_____                                              CUSIP NO. 78465M AD 7

                          SSB AUTO LOAN TRUST 2002-1

                      2.89% ASSET BACKED NOTE, CLASS A-4

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $73,746,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2009 (the "Class A-4 Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class A-4 Notes shall be made until the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


---------
4   Denominations of $1,000 and integral multiples of $1,000 in excess thereof.


                                     A-4-2

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:    WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Trust Agreement,



                                   By:
                                       ---------------------------------------
                                                 Authorized Signatory



                                    A-4-3

                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                                    By:
                                        --------------------------------------
                                                 Authorized Signatory



                                    A-4-4

                           REVERSE OF CLASS A-4 NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 2.89% Asset Backed Notes, Class A-4 (herein called the "Class A-4 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-4 Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-4 Notes will be payable on each Distribution Date in an amount described on the face hereof only after the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes are paid in full and have no Principal Balance. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-4 Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was


                                     A-4-5
the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class A-4 Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).


                                     A-4-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and


                                     A-4-7
remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-4-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       */
       -------------------             ----------------------------------------

                                       Signature Guaranteed:



                                                                             */
                                       ----------------------------------------


------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-4-9

                                                                     EXHIBIT B



                            [FORM OF CLASS B NOTE]

         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.

REGISTERED    $                     5
               ---------------------

No. R-_____                                              CUSIP NO. 78465M AE 5

                          SSB AUTO LOAN TRUST 2002-1

                       3.24% ASSET BACKED NOTE, CLASS B

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $18,121,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to
Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2009 (the "Class B Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class B Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.



---------
5   Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:    WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Trust Agreement,



                                   By:
                                       ---------------------------------------
                                                Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                                    By:
                                        --------------------------------------
                                                  Authorized Signatory

                            REVERSE OF CLASS B NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.24% Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes are subordinated in right of payment to the Class A Notes as and to the extent provided in the Indenture.

         Principal of the Class B Notes will be payable on each Distribution Date in an amount described on the face hereof only after the Class A-1 Notes are paid in full and have no Principal Balance. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class B Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       */
       -------------------             ----------------------------------------

                                       Signature Guaranteed:



                                                                             */
                                       ----------------------------------------



------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT C



                            [FORM OF CLASS C NOTE]

         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.

REGISTERED        $           6
                   -----------

No. R-_____                                              CUSIP NO. 78465M AF 2

                          SSB AUTO LOAN TRUST 2002-1

                       4.13% ASSET BACKED NOTE, CLASS C

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $9,884,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class C Notes pursuant to
Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2009 (the "Class C Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class B Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


---------
6   Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:    WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Trust Agreement,



                                   By:
                                       ---------------------------------------
                                                Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                                    By:
                                        --------------------------------------
                                                 Authorized Signatory

                            REVERSE OF CLASS C NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 4.13% Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class C Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class C Notes are subordinated in right of payment to the Class A Notes and the Class B Notes as and to the extent provided in the Indenture.

         Principal of the Class C Notes will be payable on each Distribution Date in an amount described on the face hereof only after the Class A-1 Notes are paid in full and have no Principal Balance. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class C Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class C Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       */
       -------------------             ----------------------------------------

                                       Signature Guaranteed:



                                                                             */
                                       ----------------------------------------



------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT D



                            [FORM OF CLASS D NOTE]

         [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THIS CLASS D NOTE ("CLASS D NOTE") HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS CLASS D NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.04 OF THE INDENTURE. BY ITS ACCEPTANCE OF THIS CLASS D NOTE, THE HOLDER OF THIS CLASS D NOTE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (A "QIB"), AS SUCH TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") AND IS ACQUIRING THIS CLASS D NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS).

         NO SALE, PLEDGE OR OTHER TRANSFER OF A NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (I)(A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QIB" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND (II) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS. THE DEPOSITOR AND THE BOND ADMINISTRATOR MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY TRANSFER OF THE NOTES PURSUANT TO CLAUSES (A) OR (C) ABOVE. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS.

         NO TRANSFER OF THIS NOTE SHALL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE ONE OF THE FOREGOING REPRESENTATIONS.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR AN INTEREST IN SALOMON BROTHERS REALTY CORP., SSB VEHICLE SECURITIES INC. OR ANY OF THEIR AFFILIATES.

REGISTERED    $                  7
               ------------------

No. R-_____                                             CUSIP NO. 78465M AG 0

                          SSB AUTO LOAN TRUST 2002-1

                       8.00% ASSET BACKED NOTE, CLASS D

         SSB AUTO LOAN TRUST 2002-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of [INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] DOLLARS, payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is $13,178,000 by (ii) the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class D Notes pursuant to
Section 3.01 of the Indenture dated as of October 1, 2002 (the "Indenture"), among the Issuer, Bank One, NA, a national banking association, as Indenture Trustee (the "Indenture Trustee") and JPMorgan Chase Bank, a New York banking corporation, as Bond Administrator; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2009 (the "Class D Final Scheduled Distribution Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. No payments of principal of the Class D Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at the rate per annum set forth above, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


---------
7 Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                       SSB AUTO LOAN TRUST 2002-1

                            By:    WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee under the Trust Agreement,



                                   By:
                                       ---------------------------------------
                                                Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: JPMORGAN CHASE BANK, not in its individual capacity but solely as Note Registrar,



                                    By:
                                        --------------------------------------
                                                  Authorized Signatory

                            REVERSE OF CLASS D NOTE



         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 8.00% Asset Backed Notes, Class D (herein called the "Class D Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class D Notes are subject to all terms of the Indenture.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (collectively, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture. The Class D Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and the Class C Notes as and to the extent provided in the Indenture.

         Principal of the Class D Notes will be payable on each Distribution Date in an amount described on the face hereof only after the Class A-1 Notes are paid in full and have no Principal Balance. "Distribution Date" means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 16, 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class D Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Bond Administrator, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed or transmitted by facsimile prior to such Distribution Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note and shall specify the place where this Note may be presented and surrendered for payment.

         The Issuer shall pay interest on overdue installments of interest at the Class D Rate to the extent lawful.

         As provided in Section 10.01 of the Indenture, the Outstanding Notes may be redeemed in whole, but not in part, at the option of the Servicer or, under certain circumstances, a Certificateholder evidencing 100% of the percentage interests in the Certificates on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 5% of the Initial Pool Balance.

         As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange subject to certain exceptions set forth in the Indenture.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer, including the Seller or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Bond Administrator, the Note Registrar, the Paying Agent and the Owner Trustee have no such obligations in their individual capacity).

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer or the Depositor, or join in any institution against the Issuer or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar, the Bond Administrator, the Paying Agent or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting Holders of Notes representing specified percentages of the Outstanding Amount of the Notes or of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Bank One, NA in its individual capacity, any owner of a beneficial interest in the Issuer, the Seller, the Depositor, the Servicer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

--------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------------------------------------------------

                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       */
       -------------------             ----------------------------------------

                                       Signature Guaranteed:



                                                                             */
                                       ----------------------------------------



------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                     EXHIBIT E


                           FORM OF INVESTMENT LETTER


SSB Vehicle Securities Inc.
390 Greenwich Street
New York, New York 10013

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ aggregate principal amount of Class D Notes (the "Securities") of SSB Auto Loan Trust 2002-1 (the "Issuer"), we confirm that:

         1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and (y) that such Securities may be resold, pledged or transferred only (i) to Salomon Brothers Realty Corp. (the "Seller") or (ii) to a person or entity that the transferor of the Securities reasonably believes after due inquiry is a "qualified institutional buyer" (a "QIB"), as such term is defined in Rule 144A under the Securities Act ("Rule 144A"), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are
         QIBs) and in reliance on, and to whom notice is given that the sale, pledge or transfer is being made in reliance on, Rule 144A. We will notify any purchaser of the Securities from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Securities by us that the Seller and the Indenture Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. We understand that no sale, pledge or other transfer may be made to any one person or entity of Securities with a face amount of less than $100,000 and, in the case of any person or entity acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)(2) of the Securities Act) acting in its fiduciary capacity), of Securities with a face amount of less than $100,000 for each such third party.

         2. We are a QIB and are acquiring the Securities for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs). We are familiar with Rule 144A and are aware that the seller of the Securities and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A. In this regard, we have received (a) a copy of the Prospectus dated November 1, 2002, the Prospectus Supplement dated November 1, 2002 and the Private Placement Memorandum, dated, November 1, 2002, relating to the Securities and (b) such other written information, if any, as we have requested concerning the Indenture, the Securities, the Issuer and the trustees. We have reviewed and understand the material to which reference is made in this paragraph 2, and understand that risks are involved in an investment in the Securities. We represent that in making our investment decision to acquire the Securities, we have not relied on representations, warranties, opinions, projections, financial or other information or analyses, if any, supplied to us by any person, including the Issuer, the Seller, the trustees or any of their respective affiliates except as expressly contained in the Prospectus, the Prospectus Supplement and the Private Placement Memorandum and in the other written information, if any, provided pursuant to our request.

         3. We (a) are not (i) an "employee benefit plan" (as defined in section 3(3) of The Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (ii) a "plan" (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) that is subject to Section 4975 of the Code (each a "Benefit Plan") and (b) are not investing on behalf of or with plan assets of a Benefit Plan.

         3. We understand that the Seller, the Issuer, the Indenture Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and agreements deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Seller, the Issuer and the Indenture Trustee.

         4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                               Very truly yours,



                                               [NAME OF PURCHASER]


                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:
                                               Date:



                                      E-2